COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2019 (Unaudited)

		Shares	Value
COMMON STOCK	65.8%
COMMUNICATIONS—TOWERS	9.7%
American Tower Corp.(a),(b)		258,083	$57,069,894
Crown Castle International Corp.(a)		413,961	57,544,719

			114,614,613

REAL ESTATE	56.1%
DATA CENTERS	7.5%
CyrusOne, Inc.(a)		306,429	24,238,534
Digital Realty Trust, Inc.(a),(b)		75,104	9,749,250
Equinix, Inc.(a),(b)		94,354	54,423,387

			88,411,171

HEALTH CARE	4.9%
Sabra Health Care REIT, Inc.(a),(b)		758,736	17,420,578
Welltower, Inc.(a),(b)		450,575	40,844,624

			58,265,202

HOTEL	2.2%
Host Hotels & Resorts, Inc.(a),(b)		422,356	7,302,535
Pebblebrook Hotel Trust(a),(b)		340,152	9,463,029
Sunstone Hotel Investors, Inc.(a),(b)		620,774	8,529,435

			25,294,999

INDUSTRIALS	4.3%
Prologis, Inc.(a),(b)		593,259	50,557,532

NET LEASE	7.7%
Four Corners Property Trust, Inc.		214,456	6,064,815
Realty Income Corp.(a),(b)		338,797	25,978,954
Spirit Realty Capital, Inc.(a),(b)		366,430	17,537,340
VEREIT, Inc.		1,677,454	16,405,500
VICI Properties, Inc.(a),(b)		1,099,512	24,903,947

			90,890,556

OFFICE	4.5%
Boston Properties, Inc.(a)		56,955	7,384,785
Douglas Emmett, Inc.(a),(b)		231,178	9,901,354
Hudson Pacific Properties, Inc.(a)		278,968	9,334,269
Kilroy Realty Corp.(a)		276,411	21,529,653
Vornado Realty Trust(a),(b)		69,178	4,404,563

			52,554,624

		Shares	Value
RESIDENTIAL	14.0%
APARTMENT	8.7%
Apartment Investment & Management Co., Class A(a),(b)		231,434	$12,066,969
Equity Residential(a),(b)		258,968	22,338,580
Essex Property Trust, Inc.(a),(b)		116,653	38,104,702
UDR, Inc.(a),(b)		621,955	30,152,378

			102,662,629

MANUFACTURED HOME	2.7%
Sun Communities, Inc.(a),(b)		213,633	31,713,819

SINGLE FAMILY	2.6%
Invitation Homes, Inc.(a),(b)		1,035,442	30,659,438

TOTAL RESIDENTIAL			165,035,886

SELF STORAGE	4.6%
Extra Space Storage, Inc.(a),(b)		288,706	33,726,635
Public Storage		84,295	20,675,035

			54,401,670

SHOPPING CENTERS	5.8%
COMMUNITY CENTER	2.8%
Acadia Realty Trust		256,861	7,341,087
Regency Centers Corp.(a),(b)		151,522	10,529,264
Urban Edge Properties		799,487	15,821,848

			33,692,199

REGIONAL MALL	3.0%
Macerich Co. (The)		425,012	13,426,129
Simon Property Group, Inc.(a),(b)		139,877	21,771,855

			35,197,984

TOTAL SHOPPING CENTERS			68,890,183

SPECIALTY	0.6%
Lamar Advertising Co., Class A(a),(b)		91,788	7,520,191

TOTAL REAL ESTATE			661,822,014

TOTAL COMMON STOCK (Identified cost—$510,502,396)			776,436,627

PREFERRED SECURITIES—$25 PAR VALUE	17.2%
BANKS	5.1%
Bank of America Corp., 6.20%, Series CC(a),(c)		87,981	2,274,309
Bank of America Corp., 6.00%, Series EE(c)		50,000	1,293,500

		Shares	Value
Bank of America Corp., 6.00%, Series GG(a),(c)		104,775	$2,837,307
Bank of America Corp., 5.875%, Series HH(c)		129,000	3,552,660
Bank of America Corp., 5.375%, Series KK(c)		65,250	1,734,998
Bank of America Corp., 5.00%, Series LL(c)		115,950	2,975,277
Capital One Financial Corp., 5.00%, Series I(c)		146,000	3,645,620
Citigroup, Inc., 6.875% to 11/15/23, Series K(c),(d)		159,391	4,478,887
Citigroup, Inc., 6.30%, Series S(a),(b),(c)		189,006	4,967,078
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series D(c),(d)		64,000	1,801,600
First Republic Bank/CA, 5.50%, Series I(c)		28,277	753,582
GMAC Capital Trust I, 7.943% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(a),(e)		286,420	7,507,068
Huntington Bancshares, Inc., 6.25%, Series D(a),(c)		110,273	2,900,180
JPMorgan Chase & Co., 6.15%, Series BB(c)		60,000	1,558,200
JPMorgan Chase & Co., 6.125%, Series Y(a),(c)		58,861	1,506,253
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series A(c),(d)		73,450	2,045,582
Regions Financial Corp., 6.375% to 9/15/24, Series B(c),(d)		76,426	2,125,407
Regions Financial Corp., 5.70% to 5/15/29, Series C(c),(d)		174,000	4,922,460
Synovus Financial Corp., 5.875% to 7/1/24, Series E(c),(d)		80,000	2,134,400
TCF Financial Corp., 5.70%, Series C(c)		73,000	1,914,060
Wells Fargo & Co., 5.85% to 9/15/23, Series Q(c),(d)		122,748	3,243,002

			60,171,430

CONSUMER, CYCLICAL—AUTOMOBILES	0.1%
Ford Motor Co., 6.20%, due 6/1/59		44,372	1,194,938

ELECTRIC	1.2%
CMS Energy Corp., 5.875%, due 3/1/79		139,950	3,953,587
Duke Energy Corp., 5.75%, Series A(c)		163,625	4,520,959
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73(d)		122,977	3,412,612
Southern Co./The, 5.25%, due 12/1/77		89,435	2,404,907

			14,292,065

FINANCIAL	2.0%
DIVERSIFIED FINANCIAL SERVICES	0.5%
Apollo Global Management, Inc., 6.375%, Series A(c)		29,288	782,283
Apollo Global Management, Inc., 6.375%, Series B(c)		59,970	1,604,198
KKR & Co., Inc., 6.75%, Series A(c)		58,578	1,565,204
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64, Series US		57,915	1,588,608

			5,540,293

		Shares	Value
INVESTMENT ADVISORY SERVICES	0.2%
Ares Management Corp., 7.00%, Series A(c)		94,506	$2,553,552

INVESTMENT BANKER/BROKER	1.3%
Carlyle Group LP/The, 5.875%, Series A(c)		76,675	1,941,411
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(c),(d)		183,364	5,137,859
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b),(c),(d)		164,338	4,591,604
Morgan Stanley, 5.85% to 4/15/27, Series K(c),(d)		121,056	3,304,829

			14,975,703

TOTAL FINANCIAL			23,069,548

INDUSTRIALS—CHEMICALS	0.8%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(c),(d)		190,229	5,061,994
CHS, Inc., 6.75% to 9/30/24, Series 3(c),(d)		90,453	2,380,723
CHS, Inc., 7.50%, Series 4(c)		74,495	2,033,713

			9,476,430

INSURANCE	3.9%
LIFE/HEALTH INSURANCE	1.5%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(c),(d)		199,925	5,625,890
Athene Holding Ltd., 5.625%, Series B(c)		78,525	2,054,999
MetLife, Inc., 5.625%, Series E(c)		55,000	1,507,550
Prudential Financial, Inc., 5.625%, due 8/15/58		56,000	1,556,800
Unum Group, 6.25%, due 6/15/58		136,610	3,775,900
Voya Financial, Inc., 5.35% to 9/15/29, Series B(c),(d)		140,275	3,850,549

			18,371,688

MULTI-LINE	1.2%
Allstate Corp./The, 5.10%, Series H(c)		217,225	5,704,328
American Financial Group, Inc., 5.875%, due 3/30/59		75,000	2,003,250
American International Group, Inc., 5.85% to 3/15/24, Series A(c)		85,000	2,318,800
WR Berkley Corp., 5.70%, due 3/30/58		55,932	1,451,435
WR Berkley Corp., 5.75%, due 6/1/56		97,102	2,502,319

			13,980,132

MULTI-LINE—FOREIGN	0.2%
PartnerRe Ltd., 6.50%, Series G (Bermuda)(c)		74,903	1,995,416

PROPERTY CASUALTY—FOREIGN	0.3%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)(c),(d)		132,981	3,606,445

REINSURANCE	0.4%
Arch Capital Group Ltd., 5.25%, Series E(c)		67,337	1,707,666

		Shares		Value
Arch Capital Group Ltd., 5.45%, Series F(c)		82,593		$2,130,074
Reinsurance Group of America, Inc., 5.75% to 6/15/26, due 6/15/56(d)		15,746		445,612

				4,283,352

REINSURANCE—FOREIGN	0.3%
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)(c)		144,600		3,866,604

TOTAL INSURANCE				46,103,637

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
AT&T, Inc., 5.625%, due 8/1/67		35,000		978,250

PIPELINES	0.5%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(c),(d)		135,000		3,334,500
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(c),(d)		100,000		2,534,000

				5,868,500

PIPELINES—FOREIGN	0.4%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(d)		184,825		5,156,617

REAL ESTATE	1.7%
DIVERSIFIED	0.4%
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(c)		76,536		4,400,055

INDUSTRIALS	0.3%
Monmouth Real Estate Investment Corp., 6.125%, Series C(c)		140,000		3,507,000

NET LEASE	0.1%
VEREIT, Inc., 6.70%, Series F(a),(c)		59,983		1,520,569

OFFICE	0.2%
Brookfield Property Partners LP, 6.375%, Series A2(c)		92,000		2,388,320

SELF STORAGE	0.3%
National Storage Affiliates Trust, 6.00%, Series A(c)		127,000	†	3,376,930

SHOPPING CENTERS—COMMUNITY CENTER	0.2%
Saul Centers, Inc., 6.875%, Series C(a),(c)		40,347		1,011,096
SITE Centers Corp., 6.50%, Series J(c)		65,608		1,656,602

				2,667,698

SPECIALTY	0.2%
Digital Realty Trust, Inc., 6.35%, Series I(c)		80,113		2,072,523

TOTAL REAL ESTATE				19,933,095

		Shares		Value
UTILITIES	1.4%
ELECTRIC UTILITIES	0.3%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N		124,537		$3,430,994

GAS UTILITIES	0.7%
Sempra Energy, 5.750%, due 7/1/79		71,000		1,903,510
South Jersey Industries, Inc., 5.625%, due 9/16/79		136,000		3,522,400
Spire, Inc., 5.90%, Series A(c)		80,475		2,277,443

				7,703,353

MULTI-UTILITIES	0.1%
NiSource, Inc., 6.50% to 3/15/24, Series B(c),(d)		64,445		1,788,993

MULTI-UTILITIES—FOREIGN	0.3%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)(d)		31,625		874,115
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(d)		102,550		2,811,921

				3,686,036

TOTAL UTILITIES				16,609,376

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$186,489,113)				202,853,886

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	44.3%
BANKS	9.2%
Bank of America Corp., 5.875% to 3/15/28, Series FF(c),(d)		$5,706,000		6,182,451
Bank of America Corp., 6.25% to 9/5/24, Series X(c),(d)		5,800,000		6,314,547
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(c),(d)		5,713,000		6,359,797
BB&T Corp., 4.80% to 9/1/24(c),(d)		4,800,000		4,805,952
Citigroup Capital III, 7.625%, due 12/1/36(a)		4,700,000		6,474,177
Citigroup, Inc., 5.90% to 2/15/23(c),(d)		2,000,000		2,081,430
Citigroup, Inc., 5.95% to 1/30/23(c),(d)		1,661,000		1,728,628
Citigroup, Inc., 6.125% to 11/15/20, Series R(c),(d)		1,936,000		1,990,886
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(b),(c),(d)		4,825,000		5,377,969
Citigroup, Inc., 5.00% to 9/12/24, Series U(c),(d)		3,900,000		3,950,017
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(c),(d)		1,800,000		1,892,736
CoBank ACB, 6.25% to 10/1/22, Series F(a),(c),(d)		33,000	†	3,473,250
CoBank ACB, 6.125%, Series G(a),(c)		46,500	†	4,766,250

		Principal Amount		Value
CoBank ACB, 6.25% to 10/1/26, Series I(a),(c),(d)		$4,334,000		$4,648,215
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A(a),(f)		3,035,906		4,107,201
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(c),(d),(f)		63,000	†	6,788,250
Farm Credit Bank of Texas, 10.00%, Series 1(a),(c)		6,000	†	6,667,500
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(c),(d)		2,390,000		2,512,488
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(c),(d)		6,650,000		7,386,255
SunTrust Banks, Inc., 5.125% to 12/15/27, Series H(c),(d)		4,500,000		4,515,300
Wells Fargo & Co., 5.889% (3 Month US LIBOR + 3.77%), Series K (FRN)(c),(e)		6,598,000		6,688,722
Wells Fargo & Co., 5.875% to 6/15/25, Series U(c),(d)		4,330,000		4,776,228
Wells Fargo Capital X, 5.95%, due 12/1/36, (TruPS)(a)		3,700,000		4,584,536

				108,072,785

BANKS—FOREIGN	13.8%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(c),(d),(g)		3,800,000		3,877,900
Banco Comercial Portugues SA, 9.25% to 1/31/24 (Portugal)(c),(d),(g),(h)		1,400,000		1,659,884
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(c),(d),(f)		5,800,000		6,197,061
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(c),(d),(g)		1,800,000		2,349,559
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(c),(d),(g),(h)		3,600,000		3,816,382
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(c),(d),(g)		3,400,000		3,618,331
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(c),(d),(f),(g)		2,000,000		2,108,930
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(c),(d),(f),(g)		1,800,000		1,983,186
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)(a),(c),(d),(f)		3,400,000		3,813,423
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(c),(d),(f),(g)		4,500,000		5,032,598
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(a),(c),(d),(f),(g)		3,400,000		3,583,940
Commerzbank AG, 7.00% to 4/9/25 (Germany)(c),(d),(g),(h)		1,800,000		1,857,915
Cooperatieve Rabobank UA, 3.25% to 12/29/26 (Netherlands)(c),(d),(g),(h)		1,600,000		1,719,164
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(c),(d),(f),(g)		2,400,000		2,581,716
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(c),(d),(f),(g)		3,200,000		3,578,000
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(c),(d),(f),(g)		7,300,000		8,609,437
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(c),(d),(g),(h)		3,400,000		3,618,093
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(c),(d),(f),(g)		4,500,000		4,668,750
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(c),(d),(f),(g)		2,000,000		2,141,710

	Principal Amount	Value
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(c),(d),(f),(g)	$5,600,000	$5,989,004
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(c),(d),(g),(h)	3,300,000	3,460,875
FinecoBank Banca Fineco SpA, 5.875% to 12/03/24 (Italy)(c),(d),(g),(h)	2,200,000	2,540,265
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(c),(d),(f)	5,192,000	8,415,713
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(c),(d),(g)	4,600,000	4,879,289
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(c),(d),(g)	2,200,000	2,303,070
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)(c),(d),(g)	3,400,000	3,567,790
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(c),(d),(g)	3,000,000	3,023,625
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(c),(d),(h)	2,200,000	2,317,341
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(c),(d),(f),(g)	800,000	833,684
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(c),(d),(g)	2,066,000	2,220,124
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(c),(d),(g)	1,685,000	1,798,072
Nationwide Building Society, 10.25% (United Kingdom)(c),(h)	1,115,000	2,152,388
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(c),(d),(f),(g)	2,400,000	2,585,052
RBS Capital Trust II, 6.425% to 1/3/34 (United Kingdom)(c),(d)	800,000	1,081,500
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(a),(c),(d)	4,141,000	5,735,285
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)(c),(d),(g)	1,700,000	1,879,350
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(c),(d),(g)	2,000,000	2,146,700
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(c),(d),(f),(g)	1,600,000	1,631,440
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(c),(d),(f)	4,600,000	4,851,160
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(c),(d),(f),(g)	2,400,000	2,705,052
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(c),(d),(f),(g)	3,000,000	3,176,250
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(c),(d),(f),(g)	2,500,000	2,703,338
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(c),(h)	5,080,175	6,979,563
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)(c),(d),(g),(h)	3,000,000	3,217,500
UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)(c),(d),(g),(h)	2,200,000	2,419,032

		Principal Amount		Value
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland)(c),(d),(g),(h)		$3,200,000		$3,364,000
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)(c),(d),(f),(g)		5,000,000		5,316,250
UniCredit SpA, 7.50% to 6/3/26 (Italy)(c),(d),(g),(h)		2,400,000		2,918,180

				163,026,871

COMMUNICATIONS—TOWERS	0.4%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)		3,900	†	4,934,670

ELECTRIC	0.9%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(c),(d)		2,800,000		2,949,002
Duke Energy Corp., 4.875% to 9/16/24(c),(d)		4,650,000		4,764,506
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series B(d)		2,850,000		2,966,541

				10,680,049

ELECTRIC—FOREIGN	0.2%
Electricite de France SA, 4.00% to 7/4/24 (France)(c),(d),(h)		2,200,000		2,588,139

FOOD	1.4%
Dairy Farmers of America, Inc., 7.875%, 144A(c),(f),(i)		52,100	†	5,236,050
Dairy Farmers of America, Inc., 7.875%, Series B, 144A(c),(f)		82,000	†	8,241,000
Land O’ Lakes, Inc., 7.00%, 144A(c),(f)		1,650,000		1,562,344
Land O’ Lakes, Inc., 7.25%, 144A(c),(f)		945,000		902,475

				15,941,869

INDUSTRIALS—DIVERSIFIED MANUFACTURING	1.0%
General Electric Co., 5.00% to 1/21/21, Series D(a),(b),(c),(d)		12,366,000		11,751,039

INSURANCE	11.6%
LIFE/HEALTH INSURANCE	3.8%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(f)		4,381,000		5,768,003
MetLife, Inc., 6.40%, due 12/15/36		669,000		794,438
MetLife, Inc., 10.75%, due 8/1/39(a)		3,592,000		5,789,819
MetLife, Inc., 9.25%, due 4/8/38, 144A(a),(f)		9,265,000		13,472,190
MetLife, Inc., 5.875% to 3/15/28, Series D(c),(d)		1,671,000		1,810,361
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(d)		2,000,000		2,091,540

		Principal Amount	Value
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(a),(d)		$6,964,000	$7,498,661
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(a),(d)		5,550,000	5,861,244
Voya Financial, Inc., 6.125% to 9/15/23, Series A(c),(d)		1,550,000	1,644,108

			44,730,364

LIFE/HEALTH INSURANCE—FOREIGN	4.2%
Achmea BV, 4.625% to 3/24/29 (Netherlands)(c),(d),(g),(h)		3,200,000	3,481,437
Aegon NV, 5.625% to 4/15/29 (Netherlands)(c),(d),(g),(h)		3,200,000	3,833,776
ASR Nederland NV, 4.625% to 10/19/27 (Netherlands)(c),(d),(h)		2,200,000	2,471,926
Assicurazioni Generali SpA, 2.124%, due 10/1/30, Series EMTN (Italy)(h)		1,100,000	1,216,930
Dai-ichi Life Insurance Co., Ltd., 4.00% to 7/24/26, 144A (Japan)(c),(d),(f)		3,900,000	4,039,834
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)(a),(c),(d),(f)		4,400,000	4,766,146
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(c),(d),(h)		3,064,000	3,420,956
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)(c),(d),(f)		2,400,000	2,413,167
La Mondiale SAM, 4.80% to 1/18/28, due 1/18/48 (France)(d),(h)		1,400,000	1,393,659
Meiji Yasuda Life Insurance Co., 5.10% to 4/26/28, due 4/26/48, 144A (Japan)(d),(f)		2,000,000	2,251,040
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)(a),(d),(f)		7,350,000	8,114,547
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)(a),(d),(f)		4,600,000	4,951,992
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)(d),(f)		2,000,000	2,173,040
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)(d),(f)		4,200,000	4,731,384

			49,259,834

MULTI-LINE	0.7%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58(d)		3,050,000	4,040,427
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(d)		2,930,000	3,137,971

		Principal Amount		Value
Hartford Financial Services Group, Inc./The, 4.283% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)(e),(f)		$1,000,000		$851,830

				8,030,228

MULTI-LINE—FOREIGN	0.5%
AXA SA, 6.379% to 12/14/36, 144A (France)(c),(d),(f)		4,999,000		5,875,550

PROPERTY CASUALTY	0.6%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(d)		3,550,000		3,963,646
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144A(d),(f)		3,200,000		3,640,772

				7,604,418

PROPERTY CASUALTY—FOREIGN	1.8%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (Japan)(c),(d),(f)		4,200,000		4,655,280
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(d),(h)		4,603,000		5,070,296
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(d),(h)		2,600,000		2,807,466
Sompo Japan Nipponkoa Insurance, Inc., 5.325% to 3/28/23, due 3/28/73, 144A (Japan)(d),(f)		2,000,000		2,148,040
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)(d),(f)		3,400,000		3,764,225
VIVAT NV, 6.25% to 11/16/22 (Netherlands)(c),(d),(h)		3,200,000		3,213,834

				21,659,141

TOTAL INSURANCE				137,159,535

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.9%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(a),(b),(f)		3,254	†	3,372,771
Vodafone Group PLC, 7.00% to 4/4/29, due 4/4/79 (United Kingdom)(d)		6,150,000		7,077,113

				10,449,884

MATERIAL—METALS & MINING—FOREIGN	0.6%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)(a),(d),(f)		6,400,000		7,489,728

PIPELINES—FOREIGN	2.4%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(d)		5,330,000		5,657,289

		Principal Amount	Value
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(d)		$4,012,000	$4,179,214
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(d)		8,510,000	8,795,340
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(d)		2,733,000	2,812,312
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a),(d)		7,002,000	7,417,779

			28,861,934

UTILITIES	1.9%
ELECTRIC UTILITIES	0.4%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(d)		3,850,000	4,186,266

ELECTRIC UTILITIES—FOREIGN	1.5%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a),(d)		9,100,000	10,001,082
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(a),(d),(f)		6,710,000	7,892,638

			17,893,720

TOTAL UTILITIES			22,079,986

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$481,800,900)			523,036,489

CORPORATE BONDS	0.5%
INDUSTRIALS	0.2%
General Electric Co., due 1/14/38, Series MTN		1,893,000	2,277,470

INSURANCE	0.3%
Brighthouse Financial, Inc., due 6/22/47		3,500,000	3,130,430

TOTAL CORPORATE BONDS (Identified cost—$4,623,452)			5,407,900

		Shares
SHORT-TERM INVESTMENTS	1.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.95%(j)		13,402,855	13,402,855

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$13,402,855)			13,402,855

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,196,818,716)	128.9%		1,521,137,757
WRITTEN OPTION CONTRACTS	(0.0)		(65,990)
LIABILITIES IN EXCESS OF OTHER ASSETS	(28.9)		(340,625,339)

NET ASSETS (Equivalent to $24.82 per share based on 47,566,736 shares of common stock outstanding)	100.0%		$1,180,446,428

Exchange-Traded Option Contracts
Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Received	Value
Call — Equinix, Inc.	$620.00	11/15/19	(65)	$(3,749,200)	$(56,741)	$(43,225)
Call — Sun Communities, Inc.	$160.00	12/20/19	(157)	(2,330,665)	(33,330)	(22,765)
			(222)	$(6,079,865)	$(90,071)	$(65,990)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	1,627,553	USD	1,798,532	10/2/19	$24,580
Brown Brothers Harriman	EUR	3,877,465	USD	4,265,421	10/2/19	39,177
Brown Brothers Harriman	EUR	24,179,631	USD	26,623,466	10/2/19	268,869
Brown Brothers Harriman	GBP	3,635,616	USD	4,428,835	10/2/19	(41,335)
Brown Brothers Harriman	GBP	851,781	USD	1,063,476	10/2/19	16,169
Brown Brothers Harriman	USD	32,369,329	EUR	29,684,649	10/2/19	(14,536)
Brown Brothers Harriman	USD	5,521,832	GBP	4,487,397	10/2/19	(4,355)
Brown Brothers Harriman	EUR	30,737,848	USD	33,598,159	11/4/19	12,131
Brown Brothers Harriman	GBP	3,696,093	USD	4,553,698	11/4/19	3,070

						$303,770

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable(l)	Fixed Payment Frequency	Floating Rate (resets monthly) Receivable(l),(m)	Floating Payment Frequency	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Value
$ 87,500,000	1.460%	Monthly	LIBOR	Monthly	12/28/23	$—	$(401,888)	$(401,888)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $716,844,682 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $321,942,877 in aggregate has been rehypothecated.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed-rate coupon period.
(e)	Variable rate. Rate shown is in effect at September 30, 2019.
(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $201,715,191 which represents 17.1% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $138,439,076 which represents 11.7% of the net assets of the Fund (9.0% of the managed assets of the Fund).

(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $71,539,001 which represents 6.1% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Security value is determined based on significant unobservable inputs (Level 3).
(j)	Rate quoted represents the annualized seven-day yield.
(k)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(l)	Represents one year forward-starting interest rate swap with interest receipts and payments commencing on December 28, 2020 (effective date).
(m)	Based on LIBOR. Represents rates in effect at September 30, 2019.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2019 (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared intrest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2019 (Unaudited)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2019 (Unaudited)

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$776,436,627	$776,436,627	$—	$—
Preferred Securities—$25 Par Value:
Electric	14,292,065	10,879,453	3,412,612	—
Other Industries	188,561,821	188,561,821	—	—
Preferred Securities—Capital Securities:				—
Food	15,941,869	—	10,705,819	5,236,050
Other Industries	507,094,620	—	507,094,620	—
Corporate Bonds	5,407,900	—	5,407,900	—
Short-Term Investments	13,402,855	—	13,402,855	—

Total Investments in Securities(a)	$1,521,137,757	$975,877,901	$540,023,806	$5,236,050	(b)

Forward Foreign Currency Exchange Contracts	$363,996	$—	$363,996	$—

Total Derivative Assets(a)	$363,996	$—	$363,996	$—

Forward Foreign Currency Exchange Contracts	$(60,226)	$—	$(60,226)	$—
Interest Rate Swap Contracts	(401,888)	—	(401,888)	—
Written Option Contracts	(65,990)	(65,990)	—	—

Total Derivative Liabilities(a)	$(528,104)	$(65,990)	$(462,114)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2019 (Unaudited)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Food
Balance as of December 31, 2018	$5,196,975
Change in unrealized appreciation (depreciation)	39,075

Balance as of September 30, 2019	$5,236,050

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2019 which were valued using significant unobservable inputs (Level 3) amounted to $39,075.

Note 2. Derivative Instruments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2019 (Unaudited)

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index, currency or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2019 (Unaudited)

the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts, forward foreign currency exchange contracts and interest rate swap contracts activity for the nine months ended September 30, 2019:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts	Interest Rate Swap Contracts(c)
Average Notional Amount	$33,625,832	$14,820,874	$21,822,115	$87,500,000

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents two months for purchased options and eight months for written options.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(c)	Average notional amount represents the average for all months in which the Fund had interest rate swap contracts outstanding at month end. For the period, this represents one month.